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                                                            TH&T DRAFT: 2/25/99

                              [____________] SHARES

                               CAREERBUILDER, INC.

                                  COMMON STOCK

                             UNDERWRITING AGREEMENT

                                                            [____________], 1999

Credit Suisse First Boston Corporation
Hambrecht & Quist LLC
BancBoston Robertson Stephens Inc.
Friedman, Billings, Ramsey & Co., Inc.
  As Representatives of the Several Underwriters,
    c/o Credit Suisse First Boston Corporation,

             Eleven Madison Avenue,
                New York, N.Y. 10010-3629

Dear Sirs:

         1. Introductory. CareerBuilder, Inc., a Delaware corporation ("COMPANY") proposes to issue and sell [_________] shares of its common stock, $.001 par value per share ("SECURITIES") and the stockholders listed in Schedule A hereto ("SELLING STOCKHOLDERS") propose severally to sell an aggregate of [NUMBER] outstanding shares of the Securities (such [NUMBER] shares of Securities being hereinafter referred to as the "FIRM SECURITIES"). The Company also proposes to sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than [# SHOE] additional shares of its Securities, as set forth below (such [# SHOE] additional shares being hereinafter referred to as the "OPTIONAL SECURITIES"). The Firm Securities and the Optional Securities are herein collectively called the "OFFERED SECURITIES". The Company and the Selling Stockholders hereby agree with the several Underwriters named in Schedule B hereto ("UNDERWRITERS") as follows:

         2. Representations and Warranties of the Company and the Selling Stockholders. (a) The Company represents and warrants to, and agrees with, the several Underwriters that:

                  (i) A registration statement (No. 333- ) relating to the Offered Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission ("Commission") and either (A) has been declared effective under
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the Securities Act of 1933, as amended ("ACT") and is not proposed to be amended or (B) is proposed to be amended by amendment or post-effective amendment. If such registration statement (the "INITIAL REGISTRATION STATEMENT") has been declared effective, either (A) an additional registration statement (the "ADDITIONAL REGISTRATION STATEMENT") relating to the Offered Securities may have been filed with the Commission pursuant to Rule 462(b) ("RULE 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Offered Securities all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (B) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the Offered Securities will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("RULE 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "EFFECTIVE TIME" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (A) if the Company has advised the Representatives to the several Underwriters named herein (the "REPRESENTATIVES") that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (B) if the Company has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representatives that it proposes to file one, "EFFECTIVE TIME" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "EFFECTIVE DATE" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("RULE 430A(b)") under the Act, is hereinafter referred to as the "INITIAL


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REGISTRATION STATEMENT". The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "ADDITIONAL REGISTRATION STATEMENT". The Initial Registration Statement and the Additional Registration Statement are hereinafter referred to collectively as the "REGISTRATION STATEMENTS" and individually as a "REGISTRATION STATEMENT". The form of prospectus relating to the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("RULE 424(b)") under the Act or (if no such filing is required) as included in a Registration Statement, is hereinafter referred to as the "PROSPECTUS". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

                  (ii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission ("RULES AND REGULATIONS") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed or will conform, in all respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and (D) no stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the
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circumstances in which they were made, not misleading, and no Additional
Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(c) hereof.

                  (iii) The Company has not distributed and, prior to the later of (a) any Closing Date (as defined herein) and (b) the completion of the distribution of the Offered Securities, will not distribute any offering material in connection with the offering of the Offered Securities other than a Registration Statement, any preliminary prospectus contained therein or the Prospectus or any amendment or supplement thereto.

                  (iv) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the condition (financial or other), business, prospects, properties or results of operations of the Company ("MATERIAL ADVERSE EFFECT").

                  (v) The Company has no subsidiaries.

                  (vi) The Offered Securities and all other outstanding shares of capital stock of the Company have been duly authorized; all outstanding shares of capital stock of the Company are, and when the Offered Securities have been delivered and paid for in accordance with this Agreement on each Closing Date such Offered Securities will have been, validly issued, fully paid and nonassessable; the offered Securities and all other outstanding shares of Capital Stock of the Company conform to the description thereof contained in the Prospectus; and no stockholder of the Company has any preemptive rights with respect to the Securities. The information set forth [under the caption] [PRECEDING THE CAPTION?] "CAPITALIZATION" [NOTE: WE'LL NEED TO REVISE THIS BEFORE WE FILE BASED ON HOW THE TABLES COME OUT] in the Prospectus is true and correct. The descriptions of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted and exercised thereunder, set forth or incorporated by reference in the Prospectus, accurately and fairly present the information required to be shown with respect to such plans, arrangements, options and rights. Without limiting the preceding sentence, there are no outstanding options, warrants or other rights granted to or by the Company to purchase Securities or other securities of the Company, other than as described in the Prospectus.


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                  (vii) Except as disclosed in the Prospectus, there are no
contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.

                  (viii) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

                  (ix) The Offered Securities have been approved for listing subject to notice of issuance on the Nasdaq Stock Market's National Market.

                  (x) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance and sale by the Company of the Offered Securities, except such as have been obtained and made under the Act and such as may be required under state securities laws or by the by-laws and rules of the National Association of Securities Dealers, Inc. ("NASD").

                  (xi) The Company has full legal right, power and authority to enter into this Agreement, the Irrevocable Power of Attorney of Selling Stockholder by and between each Selling Stockholder and the Attorney-in-Fact named therein, dated as of February [__], 1999 ("POWER OF Attorney") and the Custody Agreement by and between each Selling Stockholder and the Custodian named therein, dated as of February [__], 1999 (the "CUSTODY AGREEMENT"), and to perform the transactions contemplated hereby and thereby. Each of this Agreement, the Power of Attorney and the Custody Agreement have been duly authorized, executed and delivered by the Company and is a valid and binding agreement on the part of the Company, enforceable in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

                  (xii) The execution, delivery and performance of this Agreement, the Power of Attorney and the Custody Agreement, and the consummation of the transactions herein and therein contemplated, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any of their properties, or any agreement or instrument to which the Company is a party or by which the Company is bound or to which any of


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the properties of the Company is subject, or the charter or by-laws of the
Company, and the Company has full power and authority to authorize, issue and sell the Offered Securities as contemplated in this Agreement.

                  (xiii) Except as disclosed in the Prospectus, the Company has good and marketable title to all real properties and all other properties and assets owned by it, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by it; and except as disclosed in the Prospectus, the Company holds any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by it.

                  (xiv) The Company possesses adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by it and has not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company, would individually or in the aggregate have a Material Adverse Effect. The Company is not in violation of its charter or by-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any material bond, debenture, note or other evidence of indebtedness, or in any material lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company is a party or by which it or its properties may be bound; and the Company is not in material violation of any law, order, rule, regulation, writ, injunction, judgment or decree of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or over its properties of which it has knowledge.

                  (xv) No labor dispute with the employees of the Company exists or, to the knowledge of the Company, is imminent that might have a Material Adverse Effect.

                  (xvi) The Company has the right to use all trademarks, trade names, trade secrets, servicemarks, inventions, patent rights, mask works, copyrights, licenses, software code, audiovisual works, formats, algorithms and underlying data required to operate its business as presently being conducted and proposed to be conducted as described in the Prospectus, and the Company has all required approvals and governmental authorizations now used in, or which are necessary for fulfillment of its obligations or the conduct of its business as now conducted or proposed to be conducted as described in the Prospectus; and the Company is not infringing any trademark, trade name rights, patent rights, mask works, copyrights, licenses, trade secrets, servicemarks or other similar rights of others, and there is no claim being made against the Company, and the Company has not received any notice regarding, trademark, trade name, patent, mask work, copyright, license, trade secrets or other infringement or assertion of intellectual property rights which could have a Material Adverse Effect. The Company has agreements in place with each employee, consultant or other person or party engaged

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by the Company for the assignment to the Company, as the case may be, of all intellectual property and exploitation rights in the work performed and the protection of the trade secrets and confidential information of the Company and of third parties which have been developed by such person for or on behalf of the Company. The Company's internal computer software and systems, software products, including TeamBuilder Software, and online product and service offerings, including TeamBuilder Online (collectively, the "SOFTWARE") is MILLENNIUM COMPLIANT (as defined below). For the purposes of this Agreement, "MILLENNIUM COMPLIANT" means: (a) the functions, calculations, and other computing processes of the Software (collectively, "PROCESSES") perform in an accurate manner regardless of the date in time on which the Processes are actually performed and regardless of the date input to the Software, and whether or not the dates are affected by leap years; (b) the Software can accept, store, sort, extract, sequence, and otherwise manipulate date inputs and date values, and return and display date values, in a materially accurate manner regardless of the dates used or format of the date input; (c) the Software will function without interruptions caused by the date in time on which the Processes are actually performed or by the date input to the Software; (d) the Software accepts and responds to four (4) digit year date input in a manner that resolves any material ambiguities as to the century in an accurate manner; and (e) the Software displays, prints and provides electronic output of date information in ways that are unambiguous as to the determination of the century.

                  (xvii) Except as disclosed in the Prospectus, the Company is not in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "ENVIRONMENTAL LAWS"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim could individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

                  (xviii) Except as disclosed in the Prospectus, there are no pending actions, suits or proceedings against or affecting the Company, or any of its properties that, if determined adversely to the Company, could individually or in the aggregate have a Material Adverse Effect or could materially and adversely affect the ability of the Company to perform its obligations under this Agreement and no such actions, suits or proceedings are threatened or, to the Company's knowledge, contemplated.

                  (xix) KPMG Peat Marwick LLP, who has certified the financial statements filed with the Commission as part of the Registration Statement, are independent public accountants as required by the Act and the Rules and Regulations. The Company maintains a system of internal accounting controls sufficient to provide


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reasonable assurances that (a) transactions are executed in accordance with management's general or specific authorization; (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; and (c) access to assets is permitted only in accordance with management's general or specific authorization.

                  (xx) The financial statements included in each Registration Statement and the Prospectus present fairly the financial position of the Company as of the dates shown and its results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with generally accepted accounting principles in the United States; and the schedules included in each Registration Statement present fairly the information required to be stated therein. No other financial statements or schedules are required to be included in the Registration Statement.

                  (xxi) Except as disclosed in the Prospectus, since the date of the latest audited financial statements included in the Prospectus, there has been no Material Adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business prospects, properties or results of operations of the Company, and, except as disclosed in or contemplated by the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                  (xxii) The Company has filed all foreign, federal, state and local tax returns that are required to be filed by it or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect) and the Company has paid all material taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith.

                  (xxiii) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "INVESTMENT COMPANY" as defined in the Investment Company Act of 1940.

                  (xxiv) The Company carries, or is covered by, insurance in such amounts and covering such risks as is adequate for the conduct of its businesses and the value of its respective properties and as is customary for companies engaged in similar businesses.

                  (xxv) The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "REPORTABLE EVENT" (as defined in ERISA) has occurred with respect to any "PENSION PLAN" (as defined in ERISA) for which the Company would have any
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liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "PENSION PLAN" or (ii) Section 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder ("CODE"); and each "PENSION PLAN" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

                  (xxvi) Except as set forth in each Registration Statement and the Prospectus, there are no agreements, claims, payment, issuances, arrangements or understandings, whether oral or written, for services in the nature of finder's, consulting or origination fees with respect to the sale of the Offered Securities or any other arrangements, agreements, understandings, payments or issuances with respect to the Company or any of its officers, directors, shareholders, partners, employees, or affiliates that may affect the Underwriters' compensation as determined by the NASD.

                  (xxvii) Except as set forth in each Registration Statement and the Prospectus, no officer, director or shareholder of the Company or any "AFFILIATE" or "ASSOCIATE" (as these terms are defined in Rule 405 under the Act) of any of the foregoing persons or entities has or has had, either directly or indirectly (a) an interest in any person or entity that (x) furnishes or sells services or products which are furnished or sold or that are proposed to be furnished or sold by the Company, or (y) purchases from or sells or furnishes to the Company any goods or services, or (b) a beneficial interest in any contract or agreement to which the Company is a party or by which it may be bound or affected. Except as set forth in each Registration Statement and the Prospectus under the caption "CERTAIN TRANSACTIONS" and "MANAGEMENT", there are no existing or proposed agreements, arrangements, understandings or transactions between or among the Company and any officer, director, or principal shareholder of the Company or any partner, affiliate or associate of any of the foregoing persons or entities.

                  (xxviii) The minute books of the Company made available to the Underwriters contain a complete summary of all meetings and actions of the directors and shareholders of the Company since the time of its incorporation and reflect accurately and fairly in all respects all transactions referred to in such minutes.

                  (xxix) No receiver or liquidator (or similar person) has been appointed in respect of the Company or in respect of any part of the assets of the Company; no resolution, order of any court, regulatory body, governmental body or otherwise, or petition or application for an order, has been passed, made or presented for the winding up of the Company or for the protection of the Company from its creditors; and the Company has not, stopped or suspended payments of its debts, become unable to pay its debts or otherwise become insolvent.


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                                       10                   TH&T DRAFT: 2/25/99

         (b) Each Selling Stockholder severally represents and warrants to, and agrees with, the several Underwriters that:

                  (i) Such Selling Stockholder has and on the First Closing Date will have valid and unencumbered title to the Offered Securities to be delivered by such Selling Stockholder on such Closing Date and full right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement, and to sell, assign, transfer and deliver the Offered Securities to be delivered by such Selling Stockholder on such Closing Date hereunder; such Selling Stockholder has duly executed and delivered this Agreement, the Power of Attorney, and the Custody Agreement, and, in connection herewith and therewith, such Selling Stockholder further represents, warrants and agrees that such Selling Stockholder has deposited, or caused to be deposited, in custody with [the Company], as Custodian (the "Custodian"), under the Custody Agreement, certificates in negotiable form for the Offered Securities to be sold hereunder by such Selling Stockholder, for the purpose of further delivery pursuant to this Agreement; and upon the delivery of and payment for the Offered Securities on the First Closing Date hereunder the several Underwriters will acquire valid and unencumbered title to the Offered Securities to be delivered by such Selling Stockholder on such Closing Date. Each of the persons appointed as such Selling Stockholder's attorneys-in-fact pursuant to the Power of Attorney, acting alone, is authorized to execute and deliver this Agreement and any certificate required to be delivered by such Selling Stockholder pursuant to Section 6 on behalf of such Selling Stockholder, to determine the price to be paid by the several Underwriters to such Selling Stockholder as provided in Section 3, to authorize the delivery of the Offered Securities to be sold by such Selling Stockholder hereunder, to duly endorse (in blank or otherwise) the certificate or certificates representing such Offered Securities or a stock power or powers with respect thereto, to accept payment therefore, and otherwise to act on behalf of such Selling Stockholder in connection with this Agreement, the Power of Attorney and the Custody Agreement and the transactions contemplated hereby and thereby.

                  (ii) Such Selling Stockholder has reviewed the Prospectus and the Registration Statement, and the information regarding the Selling Stockholder set forth under the caption "PRINCIPAL AND SELLING STOCKHOLDERS" is complete and accurate.

                  (iii) To the knowledge of such Selling Stockholder, the Registration Statement, on the Effective Date, and the Prospectus on the Effective Date and on any Closing Date, do not, and will not, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (iv) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all respects to the requirements of the Act and the Rules and Regulations and did not include any untrue


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statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform in all respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (D) no stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The two preceding sentences apply only to the extent that any statements in or omissions from a Registration Statement or the Prospectus are based on written information furnished to the Company by such Selling Stockholder specifically for use therein.

                  (v) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between such Selling Stockholder and any person that would give rise to a valid claim against such Selling Stockholder or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.

                  (vi) The execution, delivery and performance of this Agreement, the Power of Attorney and the Custody Agreement, and the consummation of the transactions herein and therein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Selling Stockholder or any of its properties, or any agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the properties of the Selling Stockholder is subject.

                                       12                   TH&T DRAFT: 2/25/99


                  (vii) All consents, approvals, authorizations and orders necessary for the execution and delivery by the Selling Stockholder of this Agreement, the Power of Attorney and the Custody Agreement (assuming the making of all filings required under Rule 424(b) or Rule 430A) have been obtained.

                   (viii) The Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to, or which has constituted, or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of the Securities of the Company and, other than as permitted by the Act, the Selling Stockholder has not distributed, and will not distribute, any prospectus or other offering material in connection with the Offered Securities.

                  (ix) Neither the Selling Stockholder nor any of its affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or has any other association with (within the meaning of Article I, Section (m) of the by-laws of the NASD), any member firm of the NASD.

         3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and each Selling Stockholder agrees, severally and not jointly, to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company and each Selling Stockholder, at a purchase price of $____ per share, that number of Firm Securities (rounded up or down, as determined by Credit Suisse First Boston Corporation ("CSFBC") in its discretion, in order to avoid fractions) obtained by multiplying [_______] Firm Securities in the case of the Company and the number of Firm Securities set forth opposite the name of such Selling Stockholder in Schedule A hereto, in the case of a Selling Stockholder, in each case by a fraction, the numerator of which is the number of Firm Securities set forth opposite the name of such Underwriter in Schedule B hereto and the denominator of which is the total number of Firm Securities.

         Certificates in negotiable form for the Offered Securities to be sold by the Selling Stockholders hereunder have been placed in custody, for delivery under this Agreement, under the Custody Agreements. Each Selling Stockholder agrees that the shares represented by the certificates held in custody for the Selling Stockholders under such Custody Agreement are subject to the interests of the Underwriters hereunder, that the arrangements made by the Selling Stockholders for such custody are to that extent irrevocable, and that the obligations of the Selling Stockholders hereunder shall not be terminated by operation of law, whether by the death of any individual Selling Stockholder or the occurrence of any other event. If any individual Selling Stockholder should die, or if any other such event should occur, before the delivery of the Offered Securities hereunder, certificates for such Offered Securities shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death

                                       13                   TH&T DRAFT: 2/25/99

or other event or termination had not occurred, regardless of whether or not the Custodian shall have received notice of such death or other event or termination.

         The Company and the Custodian will deliver the Firm Securities to the Representatives for the accounts of the Underwriters, at the office of Hale and Dorr LLP, 1455 Pennsylvania Avenue N.W., Washington, D.C. 20004, against payment of the purchase price in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to CSFBC at 10:00 A.M., New York time, on _________ [__], 1999, or at such other time not later than seven full business days thereafter as CSFBC and the Company determine, such time being herein referred to as the "FIRST CLOSING DATE". The certificates for the Firm Securities so to be delivered will be in definitive form, in such denominations and registered in such names as CSFBC requests and will be made available for checking and packaging at the above office of Hale and Dorr at least 24 hours prior to the First Closing Date.

         In addition, upon written notice from CSFBC given to the Company from time to time not more than 30 days subsequent to the date of the Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per Security to be paid for the Firm Securities. The Company agrees to sell to the Underwriters the number of Optional Securities specified in such notice and the Underwriters agree, severally and not jointly, to purchase such Optional Securities. Such Optional Securities shall be purchased for the account of each Underwriter in the same proportion as the number of Firm Securities set forth opposite such Underwriter's name bears to the total number of Firm Securities (subject to adjustment by CSFBC to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CSFBC to the Company and the Selling Stockholders.

         Each time for the delivery of and payment for the Optional Securities, being herein referred to as an "OPTIONAL CLOSING DATE", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "CLOSING DATE"), shall be determined by CSFBC but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. The Company will deliver the Optional Securities being purchased on each Optional Closing Date to the Representatives for the accounts of the several Underwriters, at the office of Hale and Dorr LLP, 1455 Pennsylvania Avenue N.W., Washington, DC 20004, against payment of the purchase price therefor in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to CSFBC. The certificates for the Optional Securities being purchased on each Optional Closing Date will be in definitive form, in such denominations and registered in such names as CSFBC

                                       14                   TH&T DRAFT: 2/25/99

requests upon reasonable notice prior to such Optional Closing Date and will be made available for checking and packaging at the above office of Hale and Dorr LLP at a reasonable time in advance of such Optional Closing Date.

         4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

         5. Certain Agreements of the Company and the Selling Stockholders. Each of the Company and, with respect to clauses (e), (i), (j) and (l) below only, each Selling Stockholder, agrees with the several Underwriters that:

                  (a) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by CSFBC, subparagraph
(4) of Rule 424(b)) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective date of the Initial Registration Statement.

         The Company will advise CSFBC promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by CSFBC.

                  (b) The Company will advise CSFBC promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus and will not effect such amendment or supplementation without CSFBC's consent; and the Company will also advise CSFBC promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

                  (c) The Company will comply with the Act, the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") and the Rules and Regulations so as to permit the completion of the distribution of the Offered Securities as contemplated in this

                                       15                   TH&T DRAFT: 2/25/99



Agreement, each Registration Statement and the Prospectus. If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will promptly notify CSFBC of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither CSFBC's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

                  (d) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, "AVAILABILITY DATE" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "AVAILABILITY DATE" means the 90th day after the end of such fourth fiscal quarter.

                  (e) The Company will furnish to the Representatives copies of each Registration Statement ((4) of which will be signed and will include all exhibits), each related preliminary prospectus, and, so long as a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as CSFBC requests. The Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other such documents shall be so furnished as soon as available. The Company and the Selling Stockholders will pay the expenses of printing and distributing to the Underwriters all such documents.

                  (f) The Company will arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and will continue such qualifications in effect so long as required for the distribution.

                  (g) During the period of five years hereafter, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Representatives, (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the

                                       16                   TH&T DRAFT: 2/25/99


Commission under the Exchange Act or mailed to stockholders, and (ii) from time to time, such other information concerning the Company as CSFBC may reasonably request.

                  (h) For a period of 180 days after the date of the initial public offering of the Offered Securities, the Company will not without the prior written consent of CSFBC: (i) offer, sell, contract to sell, pledge, transfer, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any shares of Securities or securities convertible into or exchangeable or exercisable for any shares of Securities, or publicly disclose the intention to make any such offer, sale, pledge, transfer or other disposition or filing, except issuances of Securities pursuant to the conversion or exchange of convertible or exchangeable securities or the exercise of warrants or options, in each case outstanding on the date hereof, grants of employee stock options pursuant to the terms of a plan in effect on the date hereof, or issuances of Securities pursuant to the exercise of such options. Prior to the First Closing, the Company will obtain and provide to counsel for the Underwriters the executed Lock-up Agreements (as defined below).

                  (i) The Company and each Selling Stockholder agree with the several Underwriters that the Company and such Selling Stockholder will pay all expenses incident to the performance of the obligations of the Company and such Selling Stockholder, as the case may be, under this Agreement, including, without limitation, (i) for any filing fees and other expenses (including fees and disbursements of counsel) in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and the printing of memoranda relating thereto; (ii) the filing fee incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the NASD of the Offered Securities; (iii) for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities; (iv) any transfer taxes on the sale by the Selling Stockholders of the Offered Securities to the Underwriters; and (v) expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters.

                  (j) Each Selling Stockholder agrees to deliver to CSFBC, attention: Transactions Advisory Group, on or prior to the First Closing Date, a properly completed and executed United States Treasury Department Form W9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

                  (k) The Company shall apply the net proceeds of its sale of the Offered Securities as set forth in the Prospectus.

                                       17                   TH&T DRAFT: 2/25/99


                  (l) Neither the Company nor any Selling Stockholder will take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company, including the Securities.

                  (m) If at any time during the 25-day period after a Registration Statement becomes effective or during the period prior to any Closing Date, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in the Representatives' reasonable judgment the market price of the Securities has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company will, after notice from the Representatives advising the Company to the effect set forth above, forthwith prepare, consult with the Representatives concerning the substance of, and disseminate a press release or other public statement reasonably satisfactory to the Representatives, responding to or commenting on such rumor, publication or event.

         6. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders of their obligations hereunder and to the following additional conditions precedent:

                  (a) The Representatives shall have received on each Closing Date a letter from KPMG Peat Marwick LLP, in form and substance satisfactory to the Representatives in their sole judgment, dated such Closing Date, confirming that they are independent certified public accountants with respect to the Company within the meaning of the Act and the applicable published Rules and Regulations; and, based upon the procedures described in such letter delivered to you concurrently with the execution of this Agreement (herein called the "ORIGINAL LETTER"), but carried out to a date not more than three (3) business days prior to such Closing Date: (i) confirming, to the extent true, that the statements and conclusions set forth in the Original Letter are accurate as of such Closing Date, and (ii) setting forth any revisions and additions to the statements and conclusions set forth in the Original Letter which are necessary to reflect any changes in the facts described in the Original Letter since the date of such letter, or to reflect the availability of more recent financial statements, data or information. The letter shall not disclose any change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company from that set forth in the Registration Statement or Prospectus, which, in the sole judgment of the Representatives, is material and adverse and that makes it, in the sole judgment of the Representatives, impracticable or inadvisable to proceed with the initial public offering of the Offered Securities as contemplated by the Prospectus and this Agreement. The Original Letter from KPMG

                                       18                   TH&T DRAFT: 2/25/99


Peat Marwick LLP shall be addressed to or for the use of the Underwriters in form and substance satisfactory to the Representatives in their sole judgment, and shall: (i) represent that KPMG Peat Marwick LLP are independent certified public accountants with respect to the Company within the meaning of the Act and the applicable published Rules and Regulations, (ii) set forth their opinion with respect to their examination of the consolidated balance sheet of the Company as of December 31, 1998 and related consolidated statements of operations, stockholders' equity, and cash flows for the twelve (12) months ended December 31, 1998, and (iii) address such other matters agreed upon by KPMG Peat Marwick LLP and the Representatives. In addition, the Representatives shall have received from KPMG Peat Marwick LLP a letter addressed to the Company and made available to the Representatives for the use of the Underwriters stating that their review of the Company's system of internal accounting controls, to the extent they deemed necessary in establishing the scope of their examination of the Company's consolidated financial statements as of December 31, 1998, did not disclose any weaknesses in internal controls that they considered to be material weaknesses.

                  (b) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by CSFBC. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by CSFBC. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company, the Selling Stockholders or the Representatives, shall be contemplated by the Commission.

                  (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change in the condition (financial or other), business, properties or results of operations of the Company which, in the judgment of a majority in interest of the Underwriters including the Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities of the Company by any "NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of

                                       19                   TH&T DRAFT: 2/25/99


such rating); (iii) any suspension or limitation of trading in securities generally including, without limitation, the Offered Securities, on the Nasdaq National Market, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by U.S. Federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters including the Representatives, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

                  (d) The Representatives shall have received an opinion, dated such Closing Date, of Hale and Dorr LLP, counsel for the Company, to the effect that:

                           (i) The Company has been duly incorporated and is an
existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would have a Material Adverse Effect;

                           (ii) The Offered Securities delivered on such Closing
Date and all other outstanding shares of capital stock of the Company have been duly authorized; all outstanding shares of capital stock of the Company are, and, when the Offered Securities have been delivered and paid for in accordance with this Agreement on each Closing Date, such Offered Securities will have been, validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Prospectus; the Company has authorized and outstanding capital stock as set forth under the caption "CAPITALIZATION" in the Prospectus as of the date specified therein; the certificates for the Offered Securities, assuming they are in the form filed with the Commission, are in due and proper form; and no stockholder of the Company has any preemptive rights with respect to the Securities pursuant to any statute, the Company's Certificate of Incorporation, by-laws, or, to such counsel's knowledge, any agreement with the Company;

                           (iii) Except as described in the Prospectus, there
are no contracts, agreements or understandings known to such counsel between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act; and all holders of securities of the Company having rights known to such counsel to

                                       20                   TH&T DRAFT: 2/25/99


registration of securities of the Company, because of the filing of the Registration Statement by the Company have, with respect to the offering contemplated thereby, waived such rights;

                           (iv) No consent, approval, authorization or order of,
or filing with, any governmental agency or body or any court is required to be obtained or made by the Company or any Selling Stockholder for the consummation of the transactions contemplated by this Agreement or the Custody Agreement in connection with the sale of the Offered Securities, except such as have been obtained and made under the Act and such as may be required under state securities laws;

                           (v) The execution, delivery and performance of this
Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Company or any of its properties, or any agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the properties of the Company is subject, or the charter or by-laws of the Company;

                           (vi) The Initial Registration Statement was declared
effective under the Act as of the date and time specified in such opinion, the Additional Registration Statement (if any) was filed and became effective under the Act as of the date and time (if determinable) specified in such opinion, the Prospectus either was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or was included in the Initial Registration Statement or the Additional Registration Statement (as the case may be), and, to the knowledge of such counsel after due inquiry, no stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and each Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations; such counsel have no reason to believe that any part of a Registration Statement or any amendment thereto, as of its effective date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any amendment or supplement thereto, as of its issue date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the descriptions in the Registration Statements and Prospectus of statutes, legal and governmental proceedings and contracts and other documents are accurate in all material respects and fairly present the information required to be shown; it being understood that such counsel need express no

                                       21                   TH&T DRAFT: 2/25/99

opinion as to the financial statements or other financial data contained in the Registration Statements or the Prospectus;

                           (vii) The Company has full legal right, power and
authority to enter into this Agreement, the Power of Attorney and the Custody Agreement; each of this Agreement, the Power of Attorney and the Custody Agreement have been duly authorized, executed and delivered by the Company; and the Power of Attorney and Custody Agreement constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                           (viii) All of the Offered Securities have been duly
authorized and accepted for quotation on the Nasdaq National Market, subject to official notice of issuance;

                           (ix) The Company is not and, after giving effect to
the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be, an "investment company" as defined in the Investment Company Act of 1940, as amended;

                           (x) Such counsel does not know of any legal or
governmental proceedings or investigations pending or threatened to which the Company is a party or to which the property of the Company is subject that are required to be described in any Registration Statement or the Prospectus and are not described therein or any statutes, regulations, contracts or other documents that are required to be described in any Registration Statement or the Prospectus or to be filed as exhibits to any Registration Statement that are not described therein or filed as required; and

                           (xi) Except as described in the Prospectus, to the
knowledge of such counsel, there are no outstanding securities of the Company convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of capital stock of the Company and there are no outstanding or authorized options, warrants or other securities obligating the Company to issue any shares of its capital stock or any securities convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of such capital stock. The descriptions of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted and exercised thereunder, set forth or incorporated by reference in the Prospectus, accurately and fairly present the information required to be shown with respect to such plans, arrangements, options and rights.

                  (e) The Representatives shall have received the opinion contemplated in the Power of Attorney dated the First Closing Date, of Hale and Dorr LLP, counsel for the Selling Stockholders, to the effect that:

                                       22                   TH&T DRAFT: 2/25/99


                           (i) Each Selling Stockholder had valid and
unencumbered title to the Offered Securities delivered by such Selling Stockholder on such Closing Date and had full right, power and authority to sell, assign, transfer and deliver the Offered Securities delivered by such Selling Stockholder on such Closing Date hereunder; and the several Underwriters have acquired valid and unencumbered title to the Offered Securities purchased by them from the Selling Stockholders on such Closing Date hereunder;

                           (ii) No consent, approval, authorization or order of,
or filing with, any governmental agency or body or any court is required to be obtained or made by any Selling Stockholder for the consummation of the transactions contemplated by the Power of Attorney, Custody Agreement or this Agreement in connection with the sale of the Offered Securities sold by the Selling Stockholders, except such as have been obtained and made under the Act and such as may be required under state securities laws;

                           (iii) The execution, delivery and performance of the
Power of Attorney, the Custody Agreement and this Agreement and the consummation of the transactions therein and herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over any Selling Stockholder or any of its properties or any agreement or instrument to which any Selling Stockholder is a party or by which any Selling Stockholder is bound or to which any of the properties of any Selling Stockholder is subject; and

                           (iv) This Agreement, the Power of Attorney and the
Custody Agreement with respect to each Selling Stockholder has been duly authorized, executed and delivered by such Selling Stockholder and constitute valid and legally binding obligations of each such Selling Stockholder, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (f) The Representatives shall have received from Testa, Hurwitz & Thibeault, LLP, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities delivered on such Closing Date, the Registration Statements, the Prospectus and other related matters as the Representatives may require, and the Selling Stockholders and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. In rendering such opinion, Testa, Hurwitz & Thibeault, LLP may rely as to the incorporation of the Company upon the opinion of Hale and Dorr LLP referred to above.

                                       23                   TH&T DRAFT: 2/25/99



                  (g) The Representatives shall have received from the Selling Stockholders, each person who is a director or executive officer of the Company, and from all other holders of shares of Securities or securities convertible into or exchangeable or exercisable for any shares of Securities, an agreement dated on or before the date of this Agreement (collectively, the "Lock-up Agreements"), to the effect that, for a period of 180 days after the initial public offering of Securities pursuant to this Agreement, such person will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any shares of Securities or securities convertible into or exchangeable or exercisable for any shares of Securities, or publicly disclose the intention to make any such offer, sale, pledge, or disposal, without the prior written consent of CSFBC.

                  (h) The Representatives shall have received a certificate, dated such Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers shall state that: the representations and warranties of the Company in this Agreement are true and correct; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any Underwriter; and, subsequent to the dates of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company; except as set forth in or contemplated by the Prospectus or as described in such certificate, such officer has carefully examined each Registration Statement and the Prospectus and, in his opinion, as of the Effective Date of the Initial Registration Statement (and, if applicable, the Additional Registration Statement), the statements contained in the Registration Statement and the Prospectus were true and correct, and such Registration Statement and Prospectus did not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and since the Effective Date of the Registration Statement, no event has occurred which should have been set forth in a supplement to or an amendment of the Prospectus which has not been so set forth in such supplement or amendment; and

                  If any of the conditions hereinabove provided for in this
Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Underwriters hereunder may be terminated by the Representatives by notifying the Company of such termination in writing or by telegram at or prior to the First Closing Date and each Optional Closing Date.

                                       24                   TH&T DRAFT: 2/25/99


The Selling Stockholders and the Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably requests. CSFBC may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

         7. Indemnification and Contribution. (a) Subject to the provisions of paragraph (f) of this Section 7, the Company and the Selling Stockholders will jointly and severally indemnify and hold harmless each Underwriter, its partners, directors and officers and each person or entity, if any, who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company and the Selling Stockholders will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (b) below.

                  (b) Each Underwriter will severally and not jointly indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act, and each Selling Stockholder against any losses, claims, damages or liabilities to which the Company or such Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically

                                       25                   TH&T DRAFT: 2/25/99

for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company and each Selling Stockholder in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: [(i) the table under the first paragraph under the caption "UNDERWRITING," (ii) the concession and reallowance figures appearing in the fourth paragraph under the caption "UNDERWRITING," (iii) the information contained in the sixth paragraph under the caption "UNDERWRITING" with respect to the number of shares reserved by the Underwriters' for sale at the initial public offering price of Common Stock for employees, directors and certain other persons associated with CareerBuilder,
(iv) the information contained in the ninth paragraph under the caption "UNDERWRITING" with respect to [any stockholder/underwriter affiliations], and
(v) the information contained in the tenth paragraph under the caption "UNDERWRITING" with respect to the representatives' engaging in over-allotments, stabilizing transactions, syndicate covering transactions, and penalty bids.

                  (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

                  (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative

                                       26                   TH&T DRAFT: 2/25/99

benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

                  (e) The obligations of the Company and the Selling Stockholders under this Section shall be in addition to any liability which the Company and the Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

                  (f) The aggregate liability of each Selling Stockholder under the indemnity agreements contained in the provisions of this Section 7 hereof shall be limited

                                       27                   TH&T DRAFT: 2/25/99


to an amount equal to the lesser of (i) the initial public offering price of the Offered Securities sold by such Selling Stockholder to the Underwriters and (ii) that percentage of the total amount of the losses, claims, damages and liabilities obtained by dividing the total number of Offered Securities sold by such Selling Stockholder hereunder by the total number of shares of Securities sold hereunder. The Underwriters agree that each Selling Stockholder shall have no liability under Section 7(a) to indemnify any Underwriter with respect to any amount unless the Underwriters shall have first requested payment of such amount by the Company and the Company shall have failed, within fourteen days, to pay the requested amount to the Underwriters. The Company and each Selling Stockholders may agree, as between themselves and without limiting the rights of the Underwriters under this Agreement, as to the respective amounts of such liability for which they each shall be responsible.

         8. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First or any Optional Closing Date and the aggregate number of shares of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, CSFBC may make arrangements satisfactory to the Company and the Selling Stockholders for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to CSFBC, the Company and the Selling Stockholders for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholders, except as provided in Section 9 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term "UNDERWRITER" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

         9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Selling Stockholders, of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, any Selling Stockholder, the Company or any of their respective

                                       28                   TH&T DRAFT: 2/25/99


representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Company and the Selling Stockholders shall remain responsible for the expenses to be paid or reimbursed by them pursuant to Section 5 and the respective obligations of the Company, the Selling Stockholders, and the Underwriters pursuant to Section 7 shall remain in effect, and if any Offered Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv) or (v) of Section 6(c), the Company and the Selling Stockholders will, jointly and severally, reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

         10. Notices. All communications hereunder will be in writing and will be mailed, delivered or telegraphed and confirmed as follows:

         If sent to the Underwriters and/or the Representatives:

         c/o Credit Suisse First Boston Corporation
         Eleven Madison Avenue
         New York, N.Y. 10010-3629
         Attention:  Investment Banking Department - Transactions Advisory Group

         If sent to the Company:

         CareerBuilder, Inc.,
         11495 Sunset Hills Road, Suite 210
         Reston, VA  20190
         Attention: President

                                       29                   TH&T DRAFT: 2/25/99


         If sent to the Selling Stockholders; or any of them:

         [INSERT NAME OF SELLING STOCKHOLDERS' REPRESENTATIVE]

 provided, however, that any notice to an Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

         11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective personal representatives and successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

         12. Representation. The Representatives will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by the Representatives jointly or by CSFBC will be binding upon all the Underwriters. [POA NAME] will act for the Selling Stockholders in connection with such transactions, and any action under or in respect of this Agreement taken by [POA NAME] will be binding upon the Selling Stockholders.

         13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         14. Applicable Law and Venue. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

                                       30                   TH&T DRAFT: 2/25/99


         If the foregoing is in accordance with the Representatives' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement among the Selling Stockholders, the Company and the several Underwriters in accordance with its terms.

                           Very truly yours,


                           ---------------------------------------------
                           [INSERT NAME OR NAMES OF SELLING STOCKHOLDERS]

                           CAREERBUILDER, INC.

                           By:
                              ------------------------------------------
                              Name:  Robert J. McGovern
                              Title:   President

The foregoing Underwriting Agreement
is hereby confirmed and accepted as of
the date first above written.

CREDIT SUISSE FIRST BOSTON CORPORATION

HAMBRECHT & QUIST LLC
BANCBOSTON ROBERTSON STEPHENS INC.
FRIEDMAN, BILLINGS, RAMSEY & CO., INC.

Acting on behalf of themselves
and as the Representatives of
the several Underwriters.

BY:      CREDIT SUISSE FIRST BOSTON CORPORATION

By:
   ------------------------
Name:
Title:

                                       31                   TH&T DRAFT: 2/25/99


                                                                      SCHEDULE A

                                                                       NUMBER OF
                                                                          FIRM
                                                                       SECURITIES
   SELLING STOCKHOLDER                                                 TO BE SOLD
   -------------------                                                 ----------













                                                                       ----------
   Total
                                                                       ==========

                                       32                   TH&T DRAFT: 2/25/99



                                                                     SCHEDULE B

                                                             NUMBER OF
                                                          FIRM SECURITIES
                        UNDERWRITER                       TO BE PURCHASED
                        -----------                       ---------------
Credit Suisse First Boston Corporation

Hambrecht & Quist LLC

BancBoston Robertson Stephens Inc.

Friedman, Billings, Ramsey & Co., Inc.

                                                            --------------
Total
                                                            ==============
